UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  December 3,2004

                           THE BOMBAY COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                 Delaware
               (State or Other Jurisdiction of Incorporation)

         1-7832                                      75-1475223
(Commission File Number)                (I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas                   76107
(Address of Principal Executive Offices)           (Zip Code)

                              (817) 347-8200
            Registrant's Telephone Number, Including Area Code


    (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers

   The Bombay Company, Inc. announced that effective December 3, 2004, Steve Farley, Executive Vice President Merchandising and Marketing is leaving the Company to pursue other opportunities. Mr. Farley joined the Company in May of 2002 as Senior Vice President Marketing, and assumed responsibility for the merchandising, planning and sourcing functions in August of 2002.




                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)



Date:  December 3, 2004                 /S/ ELAINE D. CROWLEY
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer



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